THE MAINSTAY FUNDS

MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay 130/30 International Fund

Supplement dated September 23, 2008 (“Supplement”)
to the MainStay 130/30 Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for the MainStay 130/30 Core Fund, MainStay 130/30 Growth Fund and MainStay 130/30 International Fund (the “Funds”). You may obtain copies of the Prospectus and Statement of Additional Information applicable to the Funds free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782) or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

Restrictions On Short-Selling

As described in the Prospectus, each Fund generally invests a portion of its assets in short positions.

In response to recent market events, regulatory authorities in various countries, including the United States, United Kingdom and several European countries, have enacted temporary rules prohibiting the short-selling of certain stocks. The length of the bans and type of securities included in the bans vary from country to country. In most cases, the bans focus on the short selling of financial stocks. However, some countries, such as Australia, have more extensive bans. Currently, the Funds maintain a small percentage of their assets in short positions of securities covered by these bans.

These temporary bans may restrict each Fund’s ability to fully implement its short-selling strategy, primarily in the financial sector.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS